COLONIAL TAX-MANAGED GROWTH FUND

                            Supplement to Prospectus
                             dated December 30, 1996

The sentence following the caption entitled Exchanges is deleted and replaced with the following:

Exchanges at net asset value may be made from any other Colonial fund into the Fund's Traditional Shares of the same class. Exchanges which are the initial investment in the Fund's Traditional Shares must meet the minimum initial investment requirement. Exchanges of any class of the Fund's Traditional Shares into the same class of any other Colonial fund are limited to one exchange per twelve-month period.

Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice.

Traditional Shares:

Class A Shares. An exchange from a money market fund into the Fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to the Fund, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.


Class D Shares. Exchanges of Class D shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.

Trust Shares:

Trust Shares may not be exchanged for shares of any other Colonial fund.


































MG-36/438D-0297                                              February 24, 1997


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